Exhibit (10(a)

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Allstate Life of New York Separate Account A of Allstate Life Insurance Company of New York on Form N-4 of our report dated February 23, 2001 relating to the financial statements and the related financial statement schedules of Allstate Life Insurance Company of New York, and our report dated March 16, 2001 relating to the financial statements of Allstate Life of New York Separate Account A, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Allstate Life of New York Separate Account A), which is part of such Registration Statement, and to the references to us under the heading "Experts" in such Statement of Additional Information.



/s/ Deloitte & Touche LLP
Chicago, Illinois
August 1, 2001

Exhibit (10(b)
                                   CONSENT OF
                                 FOLEY & LARDNER


     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus included in the initial Form N-4 Registration Statement of Allstate Life of New York Separate Account A, filed on August 3, 2001.




                                                   /s/  Foley & Lardner
                                                        FOLEY & LARDNER

Washington, D.C.
August 3, 2001